UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2018

INDOOR HARVEST CORP
(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

832-649-3998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on January 16, 2018, Indoor Harvest Corp. (the “Company”) entered into an 8% Fixed Convertible Promissory Note (the “Note”) with Tangiers Global, LLC (the “Lender”), in the aggregate principal amount of up to $550,000, with an initial principal amount of $82,500, which includes a $75,000 payment of the purchase price to the Company and a 10% original issue discount (“OID”) in the amount of $7,500.

On February 13, 2018, the Company and the Lender entered into Amendment #1 to the Note (“Amendment #1”), pursuant to which the Lender agreed to make a payment to the Company in the amount of $132,000 ($120,000 in cash and $12,000 in OID) under the Note. The Company agreed that within two months of the payment it would use the proceeds as follows: $22,000 for renewal of annual contracts for OTC Markets and press releases, $5,000 for a visit to Arizona for a director and officer conference, $7,000 for a new marketing department, $68,000 for two months of general and administrative expenses, and $10,000 for miscellaneous expenses.

On April 17, 2018, the Company and the Lender entered into Amendment #2 to the Note (“Amendment #2”), pursuant to which the Lender agreed to make a payment to the Company in the amount of $132,000 ($120,000 in cash and $12,000 in OID) under the Note. The Company agreed that within two months of the payment it would use the proceeds as follows: $27,000 for estimated audit fees and $24,000 for estimated attorney fees related to the Company’s Form 10-K and Form S-1/A, and $68,000 for two months of general and administrative expenses.

On June 13, 2018, the Company and the Lender entered into Amendment #3 to the Note (“Amendment #3”), pursuant to which the Lender agreed to make a payment to the Company in the amount of $101,750 ($92,500 in cash and $9,250 in OID) under the Note. The Company agreed that within one and a half months of the payment it would use the proceeds as follows: $54,000 for general and administrative expenses, $20,000 for accounting and legal, $7,000 for the annual shareholder meeting and $10,000 for miscellaneous expenses.

On July 27, 2018, the Company and the Lender entered into Amendment #4 to the Note (“Amendment #4”), pursuant to which the Lender agreed to make a payment to the Company in the amount of $101,750 ($92,500 in cash and $9,250 in OID) under the Note. The Company agreed that within one and a half months of the payment it will use the proceeds as follows: $54,000 for general and administrative expenses, $25,000 for accounting and legal and $13,500 for miscellaneous expenses.

The foregoing description of Amendment #4 is only a summary of the material terms of Amendment #4, does not purport to be complete, and is qualified in its entirety by reference to Amendment #4, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment #4 dated July 27, 2018 to the $550,000 Promissory Note issued January 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDOOR HARVEST CORP.

Date: July 30, 2018	By:	/s/ Daniel Weadock
Daniel Weadock,
Chief Executive Officer